MIDWAY GOLD CORP.

SUBSCRIPTION FOR UNITS

TO:                  Midway Gold Corp. (the "Company")

• (the "Subscriber") hereby subscribes for and agrees to purchase • units (the "Units") in the capital of the Company set forth below for the aggregate subscription price of C$•, representing a subscription price of C$0.60 per Unit, upon and subject to the terms and conditions set forth in the "Terms and Conditions of Subscription for Securities of Midway Gold Corp." attached to and forming a part hereof.  Each Unit is comprised of one common share ("Common Share") in the capital of the Company and one half of one non-transferrable common share purchase warrant (each whole warrant, a "Warrant").  Each Warrant entitles the Subscriber to purchase one additional Common Share (a "Warrant Share") for a period of twenty-four (24) months (the "Term") following the Closing, as hereinafter defined.

In accordance with the requirements of the United States Securities and Exchange Commission (the "SEC"), the offering price for Units offered in the United States is payable in U.S. dollars.  The U.S. dollar amount of the offering price is US$0.57 (the equivalent of the Canadian dollar amount based on the closing buying rate of the Bank of Canada on June 9, 2010 of C$1.00 = US$0.9576).  Based on this conversion rate the aggregate subscription price is US$949,999.62.

Payment in the amount of the aggregate subscription price set forth above must be received by the Company no later than 4:00 p.m. (Vancouver time) on June 14, 2010 at its offices at Unit 1 – 15782 Marine Drive, White Rock, B.C. V4B 1E6.

• _______ _______________________________ _______________________________ Per: ____________________________
  Subscriber Details:

 ______________________________
  (Subscriber's Address, including postal code)
 ______________________________
 ______________________________

 ______________________________
  (Telephone Number)                      (E-Mail Address)

  Registration Instructions:
 _______________________________
  (Custodian Name)

 _______________________________
  (Account reference, if applicable)

 _______________________________
  (Address, including postal code)
 _______________________________

 _______________________________

  Delivery Instructions:
 ______________________________
  (Custodian Name)

 ______________________________
  (Account reference, if applicable)

 ______________________________
  (Contact Name)
 ______________________________
  (Address, including postal code)
 ______________________________

 ______________________________
  (DTC Account Number (optional))

The Subscriber acknowledges to the Company that the Subscriber has read and understood the terms and conditions of this Subscription Agreement and, without in any way limiting the foregoing, the Subscriber confirms that all of the representations and warranties of the Subscriber contained herein are true and correct as of the date hereof and will continue to be true and correct as at the Closing Time, as hereinafter defined.

ACCEPTANCE:  The Company hereby accepts the above subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

MIDWAY GOLD CORP.

Per:	,	, 2010
Authorized Signatory

This is the first page of an agreement comprised of seven pages.

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
SECURITIES OF MIDWAY GOLD CORP.

1.	Terms of the Offering

1.1
The Subscriber acknowledges that the Units subscribed for hereunder constitute a sale by the Company of securities (the "Offering") made concurrently with a the issuance and sale by the Company of up to 9,412,000 Units in a brokered public offering in Canada and to certain qualified persons in the United Kingdom that is not subject to any minimum or maximum amount of gross proceeds (the "Associated Offering").

1.2
Each Warrant will entitle the holder to acquire a Warrant Share (subject to customary adjustments) for a period of twenty-four (24) months (the "Term") following the Closing Date (as defined herein) at a subscription price of C$0.80 per Warrant Share.

2.	Representations, Warranties and Covenants by Subscriber

2.1
The Subscriber represents, warrants and covenants to the Company (and acknowledges that the Company and its counsel are relying thereon) as at the date hereof and as at the Closing Time (as such term is defined below) that:

(a)	it is aware of the characteristics of the Common Shares, the Warrants and the Warrant Shares (collectively, the "Purchased Securities") and the risks relating to an investment therein;

(b)
it has received a copy of the Company's final prospectus supplement dated June 10, 2010 (the "U.S. Final Prospectus Supplement"), and the accompanying base prospectus dated May 6, 2010 (the "U.S. Base Prospectus"), as contained in the Company’s registration statement (the "Registration Statement") on Form S-3 filed under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") with the U.S. Securities and Exchange Commission (the "SEC") on April 1, 2010, and a copy of the Canadian prospectus supplement relating to the Offering (the "Canadian Prospectus Supplement"), and the accompanying short form base shelf prospectus dated May 4, 2010 as filed with the securities regulatory authorities in British Columbia, Alberta and Ontario;

(c)
it has not relied upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any employee or agent of the Company other than as contained in this Subscription Agreement, the U.S. Final Prospectus Supplement or the U.S. Base Prospectus;

(d)
it is resident in the jurisdiction set forth in this Subscription Agreement as the "Subscriber's Address" next to the Subscriber's signature as set forth on the first page hereof and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of the purchase and sale of the Units hereunder has occurred only in such jurisdiction and in the Province of British Columbia;

(e)	it is purchasing the Units as principal for its own account and not for the benefit of any other person;

(f)
this Subscription Agreement, upon acceptance by the Company, will constitute a legal, valid, binding and enforceable obligation of the Subscriber, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors’ rights and relating to general principals of equity;

(g)
it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it is able to bear the economic risk of such investment even if the entire investment is lost;

(h)	it understands that the Warrants are non-transferrable and are not and will not be listed on any stock exchange;

(i)	no representation has been made to it regarding the present or future value of the Purchased Securities;

(j)	it is aware that an investment in the Purchased Securities is not without risk and the Subscriber may lose his, her or its entire investment;

(k)
it is aware that the Company intends to complete the Associated Offering and may complete additional financings in the future in order to develop the business of the Company and fund its ongoing development, and the Associate Offering and such future financings may have a dilutive effect on current securityholders of the Company, including the Subscriber, but there is no assurance that the Associated Offering will complete or that any future financing will be available on reasonable terms or at all, and if not available, the Company may be unable to fund its ongoing development;

(l)
the execution and delivery of and performance by it of this Subscription Agreement do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event of condition) result in a breach or violation of or a conflict with, or allow any other person to exercise any rights under any of the terms or provisions of its constating documents or by-laws, if applicable, or any other contract, agreement, instrument, undertaking or covenant to which it is a party or by which it is bound;

(m)
it acknowledges that the Subscriber has been encouraged to obtain independent legal, income tax and investment advice with respect to its subscription for Units and accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement and the Subscriber is not relying on the Company or counsel to it in this regard;

(n)
none of the funds that the Subscriber is using to purchase the Purchased Securities are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities; and

(o)	the Subscriber has not received, nor does it expect to receive any financial assistance from the Company, directly or indirectly, in respect of the Subscriber's purchase of Purchased Securities.

3.	Representation, Warranties and Covenants of the Company

3.1
The Company represents, warrants and covenants to the Subscriber (and acknowledges that the Subscriber is relying thereon) as at the date hereof and as at the Closing Time (as such term is defined below) that:

(a)	the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of British Columbia;

(b)
the Company has taken, or prior to the Closing Date will take, all necessary corporate action to authorize the execution, delivery and performance of this Subscription Agreement, including the issuance of the Purchased Securities, and upon execution of this Subscription Agreement by the Company, this Subscription Agreement shall be duly executed by and shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof; and

(c)
the Registration Statement, the U.S. Final Prospectus Supplement and the U.S. Base Prospectus comply and any further amendments or supplements to the Registration Statement, the  U.S. Final Prospectus Supplement or the U.S. Base Prospectus will comply, in all material respects with the applicable provisions of the U.S. Securities Act and the rules and regulations thereunder, and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the U.S. Final Prospectus Supplement and U.S. Base Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made) not misleading.

4.	Closing

4.1
The Subscriber agrees to deliver to the Company no later than 5:00 p.m. (Vancouver time) on June 10, 2010, or such later time or date as the Company may agree to, via email to doris@goldenoakcorporate.com, this duly completed and executed Subscription Agreement.

4.2
In addition, the Subscriber agrees to deliver to the Company no later than 4:00 p.m. (Vancouver time) on June 14, 2010 at its offices at Unit 1 – 15782 Marine Drive, White Rock, B.C. V4B 1E6 payment by certified cheque or bank draft in the amount of the aggregate subscription price set forth on the face page of this Subscription Agreement.

4.3
The completion of the offer, sale and issuance of the Units as contemplated by this Subscription Agreement (the "Closing") will be at the offices of Stikeman Elliott LLP,  1700 – 666 Burrard Street, Vancouver, B.C. V6C 2X8 at 6:00 a.m. (Vancouver time) (the "Closing Time") on June 16, 2010 (the "Closing Date") or such other place, time or date as the Company may determine (such other time and/or date also being referred to as the Closing Time and/or Closing Date, respectively), provided that the Company shall not be required to complete the sale and issuance of the Purchased Securities unless the Subscriber shall have complied with Section 2 hereof, the conditions set forth in Sections 4.4 and 4.5 hereof have been met or waived and the Company has received all of the regulatory approvals required for such issuance.

4.4
The Subscriber acknowledges that the obligations of the Company to complete the offer, sale and issuance of the Units as contemplated hereby shall subject to, among other things, the following conditions being fulfilled or performed on or before the Time of Closing, which conditions are for the exclusive benefit of the Company and may be waived, in whole or in part, by the Company in its sole discretion:

(a)	the Subscriber having complied with Section 4.1 and 4.2 hereof; and

(b)	the representations and warranties of the Subscriber having been true and correct as of the date of this Subscription Agreement and being true and correct at the Time of Closing.

In the event that either of these conditions have not been satisfied or waived by the Company on or prior to the Closing Date, the Subscriber shall not be required to purchase, and the Company shall not be required to issue and sell, any Purchased Securities, and any subscription funds received by the Company will be returned promptly to the Subscriber without interest thereon or deduction therefrom.

4.5	The Subscriber and the Company acknowledge that their respective obligations contemplated hereby shall be subject to:

(a)	the closing of the Associated Offering having occurred or occurring concurrently; and

(b)
the U.S. Final Prospectus Supplement having been filed with the SEC, the Registration Statement not having ceased to be effective, and the Canadian Prospectus Supplement having been filed with the securities regulatory authorities in British Columbia, Alberta and Ontario.

In the event that either of these conditions have not been satisfied or waived by both the Subscriber and the Company on or prior to the Closing Date, the Subscriber shall not be required to purchase, and the Company shall not be required to issue and sell, any Purchased Securities, and any subscription funds received by the Company will be returned promptly to the Subscriber without interest thereon or deduction therefrom.

4.6
At the Closing Time, if the terms and conditions contemplated herein have been complied with to the satisfaction of the Company, the Company shall issue to the Subscriber the Units and send to the Subscriber, by courier, in accordance with the Delivery Instructions set out on page 1 of this  Subscription Agreement, the certificates evidencing the Common Shares and the Warrants subscribed for under this Subscription Agreement, registered in accordance with the Registration Instructions set out on page 1 of this  Subscription Agreement; provided however, that if the Subscriber provides the Company with a DTC account on page 1 of this Subscription Agreement to which the Subscriber wishes the Common Shares to be delivered, the Company shall arrange for settlement through the DWAC system of the DTC and the Common Shares will be evidenced by book entry in the DTC system and will not be evidenced by the issuance of physical certificates.

5.	Power of Attorney

5.1
The Subscriber irrevocably constitutes and appoints the Company as the true and lawful attorney of the Subscriber.  As the attorney of the Subscriber, the Company has the power to act for and in the name of Subscriber, with full power of substitution, to execute and deliver such documents, instruments or agreements and do all acts and things necessary to effect the following:

(a)	to represent the Subscriber at the Closing for the purposes of all closing matters and deliveries of documents and certificates representing the Purchased Securities and payment of funds;

(b)
to extend any time periods and modify or waive any conditions that are set forth in this Subscription Agreement in the manner and to the extent that the Company, in its absolute discretion, deems appropriate, provided that the extensions, modifications or waivers do not materially affect the Subscriber's obligations under this Subscription Agreement; and

(c)	to complete or correct any errors or omissions in this Subscription Agreement.

This power of attorney is irrevocable, is coupled with an interest and has been given for valuable consideration, the receipt and adequacy of which is acknowledged.  This power of attorney and other rights and privileges granted under this section will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Subscriber. This power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber.  Any person dealing with the Company may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the Company pursuant to this power of attorney is authorized and binding on the Subscriber, without further inquiry.  The Subscriber  agrees to be bound by any representations or actions made or taken by the Company pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of the Company taken in good faith under this power of attorney.

6.	General

6.1
The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Company in determining the suitability of a purchaser of Units and the Subscriber agrees to indemnify the Company and its directors and officers against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon.  The Subscriber undertakes to promptly notify the Company of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Date.

6.2
The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Subscriber irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia with respect to any matters arising out of this Subscription Agreement and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

6.3
Any reference in this Subscription Agreement to gender includes all genders.  Words importing the singular number only include the plural and vice versa. The division of this Subscription Agreement into Sections and other subdivisions and the insertion of headings are for convenient reference only and do not affect the Subscription Agreement’s interpretation.  In this Subscription Agreement (i) the words "including", "includes" and "include" mean "including (or includes or include) without limitation", (ii) the words "the aggregate of", "the total of", "the sum of", or a phrase of similar meaning means "the aggregate (or total or sum), without duplication, of".

6.4	Time shall be of the essence hereof.

6.5
This Subscription Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated by it and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the parties in connection with the subject matter of this Subscription Agreement, except as specifically set forth in this Subscription Agreement.   The parties have not relied and are not relying on any other information (other than as set out in the U.S. Final Prospectus Supplement and the U.S. Base Prospectus), discussion or understanding in entering into and completing the transactions contemplated by this Subscription Agreement.

6.6
If any provision of this Subscription Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this agreement and such void or unenforceable provision shall be severable from this agreement.

6.7	The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

6.8
The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purposes of completing the Subscriber's subscription.  The Subscriber acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices.  The Company may be required pursuant to applicable securities regulations to file this Subscription Agreement on SEDAR.  By completing this Subscription Agreement, the Subscriber authorizes the indirect collection of the information described in this Section 6.8 by all applicable regulators and consents to the disclosure of such information to the public.

6.9
The Subscriber further acknowledges and consents to the fact the Company may be required by applicable securities laws, stock exchange rules, and investment dealers association rules to provide regulatory authorities any personal information provided by the Subscriber.

6.10
The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Purchased Securities to the Subscriber shall be borne by the Subscriber.

6.11
This Subscription Agreement becomes effective when executed by all of the parties to it.  After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives.  This Subscription Agreement is not transferable or assignable by any party to it.

6.12	In this Subscription Agreement, references to "C$" are to Canadian dollars and references to "US$" are to United States dollars.

6.13
This Subscription Agreement may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together will be deemed to constitute one and the same document.